TRANSAMERICA AXIOMSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA B

Supplement Dated September 10, 2015

to the

Prospectus dated May 1, 2015

Effective on or about September 14, 2015, the following subaccounts are hereby added as designated investment options under the Retirement Income Choice® 1.6, Designated Allocation Group A:

TA BlackRock Global Allocation – Service Class

TA Multi-Managed Balanced – Service Class

The following hereby replaces the corresponding paragraphs in the TAX INFORMATION section in the prospectus:

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica AxiomSM Variable Annuity dated May 1, 2015